UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2024
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ATI Physical Therapy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39439 (Commission File Number)	85-1408039 (I.R.S. Employer Identification Number)
790 Remington Boulevard Bolingbrook, IL 60440
(Address of principal executive offices and zip code)
(630) 296-2223
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	ATIP	New York Stock Exchange
Redeemable Warrants, exercisable for Class A common stock at an exercise price of $575.00 per share	ATIPW	OTC Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 13, 2024, ATI Physical Therapy, Inc. (the “Company”) appointed Christopher Thunander to the position of Chief Accounting Officer. In this role, Mr. Thunander will serve as the Company’s Principal Accounting Officer. Previously, Joseph Jordan, the Company’s Chief Financial Officer, served as the Company’s Principal Accounting Officer on an interim basis.

Mr. Thunander previously served as Director of Accounting beginning November 2020, and Vice President, Chief Accounting Officer and Corporate Controller beginning September 2021, of Surgalign Holdings, Inc. (“Surgalign”). In his roles with Surgalign, he was responsible for public company accounting activities, internal controls, external and Securities and Exchange Commission reporting functions, treasury and external audit coordination. Before joining Surgalign, Mr. Thunander spent 13 years at Ernst & Young, an audit firm, where he served in various roles in the Assurance and Audit practice. Mr. Thunander is a certified public accountant. He received his Masters of Business Administration and Bachelors of Science in Accounting and Finance from the University of Dayton.

In connection with Mr. Thunander’s appointment, he (1) will receive a base salary of $280,000 per year, (2) will participate in the Company’s Annual Incentive Bonus Plan, and (3) may, at the discretion of the Company’s Compensation Committee, receive long-term equity incentive awards pursuant to the Company’s 2021 Equity Incentive Plan, as amended.

There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Thunander or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Thunander and any of the Company’s directors or executive officers. The appointment of Mr. Thunander was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of May, 2024.

ATI PHYSICAL THERAPY, INC.

By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Chief Financial Officer